SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

                            April 23, 2012

Date of Report (Date of Earliest Event Reported)

Total System Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10254	58-1493818
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One TSYS Way, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

                            (706) 649-2267

(Registrant’s telephone number, including area code)

———————————————————————————

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 23, 2012, Total System Services, Inc. (“TSYS”) announced that it had entered into a long-term agreement with The Royal Bank of Scotland (“RBS”) to continue to provide payment processing and related services for RBS’ UK, Irish and US consumer credit and commercial businesses. As a result of these extensions, TSYS will continue to provide payment processing and related services for RBS’ UK and Irish consumer credit and commercial businesses for twelve and a half years and its US consumer credit and commercial businesses for 13 years. A copy of the press release issued by TSYS is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	TSYS’ press release dated April 23, 2012

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, TSYS has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC. (“TSYS”)

Dated: April 23, 2012	By:	/s/ Kathy Moates
Kathleen Moates
Senior Deputy General Counsel

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